2. Description of Business and Significant Accounting Policies: Nature of Business (Policies)	9 Months Ended
Mar. 31, 2014
Policies
Nature of Business

Nature of Business - Pacific Sands, Inc. with the right to do business as Natural Water Technologies (the "Company" or “Pacific Sands”) was incorporated in Nevada on July 7, 1994.  Pacific Sands develops, manufactures, markets and sells a range of nontoxic, environmentally friendly cleaning and water-treatment products based on proprietary blended botanical, nontoxic and natural chemical technologies. The Company’s products have applications ranging from water maintenance (spas, swimming pools, fountains, decorative ponds) to cleaning (nontoxic household and industrial) and pet care.

In February of 2008, the Company acquired Natural Choices Home Safe Products, LLC (“Natural Choices”), a developer and manufacturer of environmentally friendly cleaning and laundry products. The acquisition added dozens of new products to the Pacific Sands portfolio of earth, health, pet and kid-friendly offerings, including Oxy-Boost an oxygen-bleach based, chlorine-free bleach alternative. The Company now has a large selection of oxygen- bleach based formulations available both for retail distribution under its ecoone®, e-2 elemental earth® and Natural Choices brands as well as for contract manufacturing and re-label.

The Company markets and sells its product lines directly, over the Internet and through pool, spa, hardware, specialty and other retail outlets in the US, Canada and Europe. The products are also sold via Pacific Sands distributors, manufacturers’ representatives and internationally established pool and spa industry distribution networks. The Company’s products are also sold through numerous popular pool and spa websites.  The Company’s Natural Choices branded products are sold in numerous retail outlets around the country and in Europe as well as dozens of the top environmentally-oriented websites.